Corporate Presentation May 18, 2026 A Subsidiary of Quince Therapeutics Exhibit 99.3

Disclaimers The information in this Presentation has been prepared by Quince Therapeutics, Inc. (“Quince”) and Orphai Therapeutics, Inc. (“Orphai” and, together with Quince and each of Quince’s subsidiaries, the “company”) and contains information pertaining to the business and operations of the company. The information contained in this Presentation: (a) is provided as at the date hereof, is subject to change without notice, and is based on publicly available data, internally developed data as well as third party information from other sources; (b) does not purport to contain all the information that may be necessary or desirable to fully and accurately evaluate an investment in the company; (c) is not to be considered a recommendation by the company that any person make an investment in the company; (d) is for information purposes only and shall not constitute an offer to buy, sell, issue or subscribe for, or the solicitation of an offer to buy, sell or issue, or subscribe for any securities of the company in any jurisdiction in which such offer solicitation or sale would be unlawful. Where any opinion or belief is expressed in this Presentation, it is based on certain assumptions and limitations and is an expression of present opinion or belief only. This Presentation should not be construed as legal, financial or tax advice to any individual, as each individual’s circumstances are different. This Presentation is for informational purposes only and should not be considered a solicitation or recommendation to purchase, sell or hold a security. Certain matters discussed in this Presentation may contain forward-looking statements that are, by their nature, subject to significant risks and uncertainties. Forward-looking statements can be identified by words such as “may,’ “will,” “should,” “would,” “could,” “believe,” “expect,” ‘anticipate,” “intend,” “plan,” “continue,” “seek,” “estimate,” “potential” or the negative of these terms or other similar terms. Forward-looking statements in this Presentation include, but are not limited to, statements about: expectations about Quince, Orphai, the private placement financing and the acquisition of Orphai by Quince (the “Transactions”), including the closing of the private placement financing, if any, and the expected effects, perceived benefits or opportunities and related timing with respect thereto; any additional gross proceeds that may be received from the exercise of warrants, if any; expectations regarding the use of proceeds from the private placement financing, including such proceeds funding the company through key clinical milestones; the company’s product candidates, in particular LAM-001, and the potential benefits thereof; planned and ongoing pre-clinical and clinical studies, including the timing for data readouts and future development milestones; expected regulatory approval pathways; the market opportunity and patient population for LAM-001 in PH-ILD, BOS and SAPH; and expectations regarding patent protection and exclusivity for the company’s product candidates. Such forward-looking statements reflect the current views of the company’s management regarding future events; they are not guarantees of future performance. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially and adversely from results expressed or implied by this Presentation, including, amongst others: the inability to complete the private placement financing; costs related to the proposed Transactions; the ability of the company to realize the anticipated benefits from the Transactions, including as a result of its failure to receive the requisite stockholder approvals; investors in the private placement or former Orphai warrant holders may not exercise their warrants and the company may not receive any additional proceeds therefrom; the ability of the company to obtain sufficient additional capital to further advance its clinical programs; the ability of the company’s clinical trials to demonstrate acceptable safety and efficacy of its product candidates and other positive results; the progress of the company’s preclinical studies and clinical trials; risks related to clinical development and regulatory approval of the company’s product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; the size of the market opportunities for the company’s product candidates; competition in the company’s industry; upcoming data readouts and clinical trials planned for LAM-001 across three main clinical indications being PH-ILD, BOS and SAPH; changes in applicable laws or regulations and other risks and uncertainties from time to time described in Quince’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission (“SEC”) on April 10, 2026, including those under the “Risk Factors” section therein, and in Quince’s other filings with SEC including its Current Report on Form 8-K announcing the Transactions. The company assumes no obligation to update any forward-looking information contained in this Presentation. Certain information contained in this Presentation related to or are based on studies, publications and other data obtained from third party sources as well as our own internal estimates and research. While the company believes that such third-party sources are reliable, there can be no assurance as to the accuracy or completeness of the indicated information. The company has not independently verified the information provided by such third-party sources. This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, © or ® symbols, but the company will assert, to the fullest extent under applicable law, the rights of the owners to these trademarks, service marks, trade names and copyrights.

Quince Therapeutics / Orphai Transaction Highlights

QUINCE THERAPEUTICS

Acquisition closed on May 18, 2026

Orphai THERAPEUTICS

Transaction Overview & Financing

- The acquisition of Orphai was structured as a stock-for-stock transaction whereby all of Orphai's outstanding equity interests were exchanged for a combination of shares of Quince common stock and a newly created, Series C non-voting convertible preferred stock and all outstanding Orphai warrants were exchanged for warrants issuable to the investors in the private placement financing.
- Concurrent with the acquisition of Orphai, Quince executed subscription agreements for an up to $187 million financing led by Balyasny and participation from the following institutional investors: Affinity Asset Advisors, LLC, Coastlands Capital, Columbia Threadneedle Investments, Cormorant Asset Management, Eventide Asset Management, Foresite Capital, Janus Henderson Investors, LifeSci Venture Partners, Logos Capital, Perceptive Advisors, SilverArc Capital, Woodline Partners LP and other investors

Governance & Leadership

- Brigette Roberts has joined Quince Board of Directors and will join existing Quince management team to provide continuing leadership for the combined company.

Use of Proceeds

- The proceeds from the private placement are expected to be primarily used to advance LAM-001 and deliver the following anticipated milestones:
  - Phase 2 data in Bronchiolitis Obliterans Syndrome (BOS)
  - Phase 2 data in Pulmonary Hypertension-Interstitial Lung Disease (PH-ILD)
  - Phase 2 data in Sarcoidosis Associated Pulmonary Hypertension (SAPH)

Capitalization Calculated using the treasury stock method Excludes currently outstanding Orphai options that were assumed by Quince and warrants issued to Orphai warrant holders. Represents shares of Quince common stock issued to Orphai stockholders in connection with the merger, equal to 19.99% of Quince’s pre-merger common stock outstanding immediately prior to closing Represents Quince pre-merger shares of common stock outstanding, shares of common stock issued to Orphai’s stockholders at the closing of the merger, shares of common stock underlying the shares of preferred stock issued to Orphai’s stockholders at the closing of the merger, and shares of preferred stock issuable to investors upon the closing of the private placement financing, all on an as converted basis and without regard to any beneficial ownership limitations Shares of common stock and preferred stock were issued to Orphai security holders in exchange for all of Orphai's outstanding equity interest and all outstanding warrants were exchanged for warrants issuable to investors in the private placement financing Shares of preferred stock are issuable to investors at the closing of the private placement The private placement provides $115M upfront, along with 50% warrant coverage. The warrants will be exercisable upon Phase 2 BOS readout and will be exercisable at a 25% premium to the deal price and have a 30-day exercise window. The anticipated warrant proceeds are approximately $72M (or approximately $83M including the warrants issued to former Orphai warrant holders). Shares of preferred stock will automatically convert into 1,000 shares of common stock, subject to certain beneficial restrictions set by each holder and approval of QNCX's stockholders Please refer to the company's SEC filings for additional information

Investment Highlights

Rare disease focused, clinical-staged biotechnology company developing a novel, once-daily, inhaled, disease modifying rapamycin formulation (LAM-001) across multiple Phase 2 programs:

- **PH-ILD** (~200K US/EU)[1] –Current therapies are limited to vasodilation, not disease modifying[2]. Promising Ph 2a data on top of standard of care presented ATS 2026; Ph 2b expected to initiate mid-2026.
- **BOS** (~30K US/EU)[3] - Severe complication of and leading cause of death post lung transplantation[4]. Positive, retrospective data from clinical utilization of oral rapamycin support an ongoing Ph 2 trial with data expected 1Q 2027.
- **SAPH** (~60K US/EU)[5] - Severe complication of sarcoidosis with no approved therapy (PH WHO group 5). Ph 2 trial expected to initiate in 2026, supported by proof-of-concept clinical efficacy data from completed PH study.

Efficient 505(b)2 development pathway for lead program (LAM-001), with strong IP coverage expected to the mid 2040's

US/EU Orphan Disease Status granted for multiple indications

Supportive FDA feedback from end of Phase 2 and pre-IND meetings

1. Represents estimated patient population in the US and EU: Wijsenbeek 2020 DOI: 10.1056/NEJMra2005230, Ang 2024 https://doi.org/10.1016/j.chest.2024.04.025
2. Shlobin 2024 https://doi.org/10.1002/pul2.12310
3. Represents estimated patient population in the US and EU: US HRSA Data, Kulkarni 2018:doi: 10.1016/j.healun.2018.09.016 and Company estimates
4. Ehrsam 2021 doi.org/10.1016/j.healun.2021.01.887
5. Represents estimated patient population in the US and EU: American Lung Association Data, Duong 2018, https://doi.org/10.1097/CPM.0000000000000252

5

Quince Pipeline and Anticipated Milestones

	2026	2027	2028	Estimated US/EU Market	Anticipated Data Readouts
LAM-001					
Pulmonary Hypertension-Interstitial Lung Disease (PH-ILD)	Phase 2b (PH-ILD)			~200k	1Q-28
Bronchiolitis Obliterans Syndrome (BOS)	Phase 2 (IIT)			~30k	1Q-27
Sarcoidosis Associated PH (SAPH)		Phase 2		~60k	4Q-28

◆ Anticipated Data Readout

6

* Systemic bioavailability of 14 – 18% due to poor aqueous solubility, high molecular weight, extensive first‑pass metabolism, variable gastrointestinal conditions, food effects, and P‑glycoprotein-mediated efflux  Rapamune (sirolimus) [prescribing information]. Pfizer Inc.; Revised 4/2017 Limitations of Oral Rapamycin Systemic Exposure with Significant Safety Risks: Oral Rapamune® Key Label Warnings and Precautions: Angioedema, Fluid Accumulation and Impairment of Wound Healing, Hyperlipidemia, Decline in Renal Function, Proteinuria, Latent Viral Infections, Male Infertility, Embryo-Fetal Toxicity We believe these limitations preclude the adoption of oral rapamycin in pulmonary diseases where the mTOR pathway has been clearly implicated Limited Lung Exposure: Systemic toxicity limits oral dosing levels and may preclude sufficient lung exposure Low and Variable Oral Bioavailability*: Requiring inconvenient plasma monitoring and frequent dose adjustments

Solution: LAM-001 Designed for Improved Pulmonary Delivery of Rapamycin Targeted Delivery: Direct lung delivery à higher local exposure versus oral or nebulized formulations Ideal Physical Chemical Properties for Lung Delivery: Enhanced lung exposure and potential improved efficacy in pulmonary diseases Minimized Systemic Exposure and Well-Tolerated Safety Profile: Reduced systemic side effects compared to oral rapamycin Convenient Administration: Easy-to-use once-a-day dry powder inhaler (DPI) designed to enhance patient compliance; fixed dose with no need for blood level monitoring (required with oral rapamycin due to low and variable oral bioavailability) Based on non-clinical and clinical studies conducted by the Company, Rapamune (sirolimus) prescribing information. Pfizer Inc.; Revised 4/2017 No head-to-head clinical trials have been conducted evaluating LAM-001 and Rapamycin. Differences exist between study or trial designs and participant characteristics, and caution should be exercised when comparing data across studies

LAM-001: Inhaled Rapamycin **Advantages** over Oral

LAM-001 vs oral rapamycin: designed to deliver higher drug exposure in lungs where needed for clinical activity with lower systemic exposure where most toxicities arise

- Total dose delivered via inhalation = 20x lower (100 µg/day vs 2 mg/day)
- ~5-15x lower systemic exposure (<1 ng/ml vs 5-15 ng/ml for oral)
- > 90% mTOR inhibition at 24 hours after a single QD dose in rats comparable to 100 µg QD in humans

Human studies support improved safety profile of LAM-001 vs. oral

- LAM-001 is well tolerated across indications, up to 2.5 yrs of daily treatment
  - All AEs mild or moderate
  - No drug related: SAEs, withdrawals, or Grade 3/4 AEs

Reduced systemic exposure with clinically relevant lung exposure

Phase 1/2 in LAM Patients



Subject:
101001
103001
103002
Blood Rapamycin Concentration (ng/mL)
1.6
1.2
0.8
0.4
0
0
10
20
30
40
50
60
70
80
90
Days

Steady state target of <1 ng/mL achieved at 100 µg QD

9

ILD = interstitial lung disease
Based on non-clinical and clinical studies conducted by the Company
No head-to-head clinical trials have been conducted evaluating LAM-001 and Rapamycin. Differences exist between study or trial designs and participant characteristics, and caution should be exercised when comparing data across studies

LAM-001: Group 3 Pulmonary Hypertension (PH-ILD)

Pulmonary Hypertension (PH-ILD)

DISEASE

- Rare, progressive disorder characterized by smooth muscle cell proliferation and endothelial cell dysfunction, leading to thickening and narrowing of the pulmonary blood vessels
- Group 3 Pulmonary Hypertension due to underlying interstitial lung disease (ILD) characterized by fibrosis of the lung tissue*
- Worse prognosis than Group 1 PAH or ILD alone[1]
- 5-year survival 23%[2]
- No cure
- Only two approved drugs Tyvaso & Yutrepia



Healthy pulmonary artery
Mild-moderate PH
Severe PH

Figure 2 – Narrowing of the pulmonary arteries associated with PH[4]

Estimated Addressable Patient Population[3]
Group 3 (PH-ILD) — US: ~86K | EU: ~120K

ILD = interstitial lung disease,
* PH is categorized into 5 groups (Group1-5) based on disease etiology; Group 1: Pulmonary arterial hypertension, Group 2: PH due to left heart disease, Group 3: PH due to chronic lung disease (such as ILD or COPD) and/or hypoxia , Group 4: PH due to pulmonary artery obstructions, Group 5: PH due to other conditions including sarcoidosis, sickle cell anemia, chronic hemolytic anemia, splenectomy, and metabolic disorders)
[1]Kacprzak 2023 https://doi.org/10.3390/diagnostics13142354
[2]Gall 2017 http://dx.doi.org/10.1016/j.healun.2017.02.016
[3]Wijsenbeek 2020 DOI: 10.1056/NEJMra2005230, Ang 2024 https://doi.org/10.1016/j.chest.2024.04.025
[4]Pulmonary Hypertension Singapore

11

Rapamycin Targets PH Pathology PH Smooth Muscle cells (Hypoxia) Rapamycin FKBP12 Activated mTOR Inhibited mTOR ↑ mTOR signaling ↑ Proliferation ↓ mTOR signaling ↓ Proliferation Hypoxia Hypoxia +Rapamycin Krymskaya, et. al., FASEB (2011) Growth Factor R LAM-001 has been shown to reverse pulmonary arterial smooth muscle cell proliferation, remodeling the arterial damage which is central to PH disease process Hassoun NEJM 2021

Rapamycin Inhibits mTOR and Reverses Pulmonary Arterial Smooth Muscle Cell (PASMC) Proliferation[1,2]

Rapamycin inhibits mTOR, which is Activated in PH[1]



Growth Factors
Metabolic State
Akt
AMPK
TSC1
TSC2
Cellular Stress
Rheb
GTP
Rapamycin
FKBP12
Nutrients
mTORC1
S6K
4EBP1
S6
Protein Synthesis



D
P-mTOR (AU)
80
60
40
20
0
Contr IPAH
P-S6 (AU)
50
40
30
20
10
0
Contr IPAH
P-Akt (AU)
80
60
40
20
0
Contr IPAH

[1] Based on Goncharov, Circulation. 2014 129: 864.
Contr = Control IPAH = Idiopathic Pulmonary Hypertension

Rapamycin Reverses PASMC Proliferation[2]



MCT 3 wk
Control
Ve
+ Rapa 3 wk

[2] Based on Houssaini, Am J Resp Cell Mol Bio 2013
PASMC = Pulmonary Artery Smooth Muscle Cell, MCT = monocrotaline rat model

13

Competitive Landscape PH-ILD Products and Product Candidates

		Company	Once-daily dosing	Vasodilation MOA	Antiproliferative MOA	Antifibrotic MOA	Status
LAM-001		Quince	✓	✗	✓	✓	Ph 2
Treprostinils	Tyvaso[1]	United Therapeutics	✗	✓	✗	✗	Launched
	Yutrepia	Liquidia	✗	✓	✗	✗	Launched
	TPIP	Insmed	✓	✓	✗	✗	Ph 3
	L606	Liquidia	✗	✓	✗	✗	Ph 3
	Tresmi	United Therapeutics	✗	✓	✗	✗	PR[2]
Ralinepag DPI		United Therapeutics	✓	✓	✗	✗	PC
ROC-101		AllRock Bio	✓	✓	✓	✓	Ph 2
Mosliciguat		Pulmovant	✓	✓	✗	✗	Ph 2

1 *Tyvaso nebulized or dry powder administrations*
2 *PR = Preregistration. Commercial launch anticipated 2027.*

Phase 2a Trial of LAM-001 in Group 1 PAH and 3 PH



Aaron B. Waxman, MD, PhD
Principal Investigator

Brigham and Women's Hospital
Founding Member, Mass General Brigham


Week 0
Week 24
10 patients; Open label
100 μg LAM-001 qd + SOC
iCPET[1]
iCPET[1]

Design	• Open Label; 24 wks; 4 sites; Invasive Cardiopulmonary Exercise Testing (iCPET)[1]
Inclusion	• >18 yo; WHO Functional Class III; Group 1 PAH and Group 3 PH; symptomatic despite background Rx
Primary Endpoints	• Peak oxygen uptake (VO2 max), Safety, Tolerability
Secondary Endpoints	• PVR, 6MWD, WHO functional class
Exploratory Endpoint	• NT-proBNP

Data Presented at ATS May 2026

[1]iCPET is a diagnostic procedure in which patients undergo pulmonary and radial artery catheterization in conjunction with a bicycle exercise test to directly measure cardiac and pulmonary function during exercise. Bradley A. Maron, Barbara A. Cockrill, Aaron B. Waxman, David M. Systrom "Invasive Cardiopulmonary Exercise Test" *Circulation* **2013**, 1157-1164
PVR = Pulmonary Vascular Resistance, 6MWD = 6 Minute Walk Distance, NT-proBNP = N-terminal pro-B-type natriuretic peptide

15

Phase 2a Baseline Characteristics PAH PH-ILD Completers All Enrolled N per group 5 5 6 10 Female 4 2 2 6 Male 1 3 4 4 Age (median yr) 63 65 64 65 ILD IPF1 1 0 1 NSIP1 2 2 2 SSc- ILD1 1 1 1 PS1(Grp 5) 1 1 1 Background PH Meds Ambrisentan 2 0 1 2 Macitentan 3 1 2 4 Riociguat 1 0 0 1 Selexipag 1 0 0 1 Sildenafil 1 3 2 4 Tadalafil 3 2 4 5 Treprostinil2 3 5 5 8 Discontinuations3 3 1 - 4 1 IPF = Interstitial Pulmonary Fibrosis, NSIP = Non-specific Interstitial Pneumonia, SSc-ILD = Systemic Sclerosis ILD, PS = Pulmonary Sarcoidosis 2 Inhaled, oral or SubQ Data on file Majority of patients on triple background therapy All PH-ILD patients on background treprostinil Patients on stable background therapy prior to enrollment and throughout study 3Discontinuations (all deemed unrelated to drug): PAH Respiratory failure/GI infection at ~month 5 lead to hospitalization, unrelated to study drug, developed aspiration pneumonia in hospital and died Widowmaker lesion identified mid-study (unrelated to study drug) and withdrew from study for immediate stenting Terminated following vaping induced lung injury PH-ILD Multiple complications and hospitalizations unrelated to study drug and withdrew All discontinuations deemed unrelated to study drug

Phase 2a 24 Week Data Summary

	Evaluable Population	PH-ILD Subgroup
	Mean	Mean
	N = 6	N = 4
Δ 6MWD (m)	+81.3	+67.4
Δ VO_2 Max (% Predicted)	+5.4%	+6.7%
% Δ PVR (exercise)	-25.5%	-35.3%
% Δ PVR (supine)	-28.1%	-33.9%
% Δ NT-proBNP	-29.0%	-28.8%
Δ FVC (% Predicted)	+4.8%	+1.8%

- Consistent, clinically relevant improvement from baseline observed across multiple endpoints
- In addition to SOC therapy in heavily pre-treated population
- Data support potential benefit across exercise capacity, pulmonary hemodynamics, cardiac stress and lung function



Evaluable Patients
Δ6MWD (m)
ΔVO2Max (%)
ΔPVR exercise (%)
ΔPVR supine (%)
ΔNT-proBNP (%)
ΔFVC (%)
-100
0
100

17

6MWD = 6 Minute Walk Distance, VO_2Max, PVR = Pulmonary Vascular Resistance, NT-proBNP = N-terminal pro-B-type natriuretic peptide, FVC = Forced Vital Capacity
Data on file

Phase 2a Functional Class Endpoint Symptom-free when physically active or resting Class: I Class: II No symptoms at rest, but normal activities such as climbing stairs, grocery shopping or making the bed cause some discomfort and shortness of breath Class: III Resting may be symptom-free, but normal chores around the house are greatly limited due to shortness of breath or feeling tired Class: IV Symptoms at rest and severe symptoms with an activity WHO Functional Class Definition* *https://www.phaeurope.org/about-ph/classification-and-who-functional-class/ Improvement 100% of completers improved to FC II by Week 24 All 10 patients FC III at baseline 6/10 improved to FC II by Week 12 2 patients improved to FC I Data on file

Safety Summary through 24-Weeks No dose interruptions due to AEs No discontinuations due to drug No drug related SAEs LAM-001 was well tolerated Drug Related AEs Grade 1 Productive Cough (n = 1) - Resolving Grade 2 Cough (n = 1) - Not Resolved Grade 1 Gingivitis (n = 1) - Resolving AEs = Adverse Events, SAEs = Serious Adverse Event Data on file

Phase 2a Efficacy and Safety Summary

Compelling Clinical Activity

- PH-ILD patients +67m improvement observed in 6MWD compares favorably to existing therapies[1]
- Benefit seen on top of standard of care in heavily pretreated population
- Consistent signals of patient benefit seen across multiple measures

Favorable Tolerability

LAM-001 well tolerated

- No dose interruptions due to AE
- No discontinuations due to drug
- No drug related SAE
- Drug related AEs
  - N = 2 cough (Grade 1, 2)
  - N = 1 gingivitis (Grade 1)

[1]Compared to +31.1m placebo adj. improvement in the Tyvaso INCREASE Phase 3 study: Waxman 2021 DOI: 10.1056/NEJMoa2008470
No head-to-head clinical trials have been conducted evaluating LAM-001 and Rapamycin. Differences exist between study or trial designs and participant characteristics, and caution should be exercised when comparing data across studies

20

Phase 2b Trial of LAM-001 in PH-ILD*


Week 0
Blinded Treatment Phase
Week 24
Open Label Extension
Month 18
75 patients
100 µg LAM-001 qd (n=25)
200 µg LAM-001 qd (n=25)
Placebo (n=25)
TBD LAM-001 qd (n=75)

Design	• Placebo-controlled; Double Blind; Randomized 1:1:1; Multi-center (40 sites); 24 wks; 12 mo open-label extension
Inclusion	• 18-70 y/o; WHO FC II and III; PVR ≥4, PH-ILD Group 3; symptomatic despite stable background rx
Primary Endpoints	• Δ PVR
Secondary Endpoints	• Δ 6MWD; Time to Clinical Worsening; Incidence of Clinical Worsening, Safety/Tolerability
Exploratory Endpoints	• Δ WHO functional class, Δ NT-proBNP, Δ FVC, Δ DLCO, KBILD, emPHasis 10

Anticipated Start Mid-2026

*Proposed study design
Clinical Worsening defined as the occurrence of one of the following: 1) Death, 2) Unplanned Lung or heart-lung transplantation, 3) PH specific hospitalization (>24 hrs), 4) Worsened Functional class 5) ≥ 15% decline in 6MWD from baseline
PVR = Pulmonary Vascular Resistance, NT-proBNP = N-terminal pro-B-type natriuretic peptide, FVC = Forced Vital Capacity, DLCO = Diffusing Capacity of the Lungs for Carbon Monoxide, KBILD = King's Brief Interstitial Lung Disease Questionnaire, emPHasis 10 = pulmonary hypertension health related quality of life score

21

LAM-001: Bronchiolitis Obliterans (BOS)

LAM-001: Bronchiolitis Obliterans (BOS) Market

- Leading cause of death post lung transplantation (LT)[1]
- Orphan Drug Designation granted US and Europe
- No FDA approved drugs
- ~4,000 lung transplants performed annually in US[2]

Estimated Addressable Patient Population[2]
BOS Post LT — US: ~17K | EU: ~11K


NORMAL BRONCHIOLE
OBLITERATIVE BRONCHIOLITIS
Vessel
Smooth muscle
Submucosa
Inflammatory cells

BOS = Bronchiolitis Obliterans Syndrome[3]

[1] Ehrsam 2021 doi.org/10.1016/j.healun.2021.01.887
[2] US HRSA Data, Kulkarni 2018:doi: 10.1016/j.healun.2018.09.016 and Company estimates
[3] Researchoutreach.org

23

BOS Major Unmet Need 94% Percent of lung transplant patients develop BOS within 10 years of lung transplantation2 2.5 years Median survival (or re-transplantation) post development of BOS post lung transplantation4 1ISHLT Factsheet: https://www.ishlt.org/docs/default-source/default-document-library/ishlt_fast-facts.pdf Accessed 5/15/26 2Weigt 2016 https://doi.org/10.1055/s-0033-1348467 3 Ehrsam 2021 doi.org/10.1016/j.healun.2021.01.887 4Copeland 2010 doi: 10.1164/rccm.201002-0211OC 6.2 years Median survival post lung transplantation1 #1 BOS is the leading cause of death post lung transplantation3

FEV1 is Key Measure of BOS Progression and Survival Progression to Advanced BOS is Measured by FEV1 Decline* *Baseline = best post-transplant FEV1 Meyer 2014: DOI: 10.1183/09031936.00107514 1% ↓ in FEV1 is associated with a 3.4% ↑ Mortality (p < 0.001) Kneidinger 2022 doi: 10.3389/fmed.2022.897581 FEV1 > 80% Baseline BOS Gr 0 BOS Gr 1 BOS Gr 2 BOS Gr 3 FEV1 66 - 80% Baseline FEV1 ≤50% Baseline FEV1 51 - 65% Baseline What physicians monitor 72% Surveyed physicians ranked decline in FEV1 as the most important criterion for escalating BOS therapy Clinical implication Improvement in rate of FEV1 decline should drive market uptake Based on a survey conducted with 48 BOS physicians, data on file

1Based on Hernandez, et. al. Transplantation Proceedings, 2005. DOI: 10.1016/j.transproceed.2005.09.191 Mean FEV1 Values Before and After Rapamycin Rapamycin Stabilizes Pulmonary Function in Patients with BOS1 Oral rapamycin administered to patients with progressive BOS post lung transplant who had not responded to other treatments Pre-Rapamycin Post-Rapamycin Decline Stabilization Prior to initiation of rapamycin: Decline in FEV1 over the course of 12 months Post introduction of rapamycin: Eight of eleven patients (73%) showed improved or stabilized FEV1

Phase 2 Trial of LAM-001 in BOS



Week 0
Blinded Treatment Phase
Week 48
Open Label Extension
Month 36
19 patients
100 µg LAM-001 qd
Placebo
100 µg LAM-001 qd

Design	• Randomized 1:1, Double Blind, Placebo controlled, 25 mo open-label extension, Investigator-initiated trial
Inclusion	• >18 yo; Newly diagnosed BOS (grade 1-2); ≥200mL drop in FEV1 (moderate progressive BOS), Double lung transplant
Assessments	• Home spirometry; monthly PFTs & safety labs, monitor blood for cytokines and PK; BAL for SIR & biomarkers
Primary Endpoints	• % Δ from baseline in FEV1 @ 48 wks
Secondary Endpoints	• Absolute Δ from baseline in FEV1 @ 48 wks, Δ rate of progression in FEV1 pre-enrollment vs @ 48 wks, PFS (defined as time to earliest to occur of: >10% decline in FEV1 or death from respiratory failure), Safety/Tolerability
Exploratory Endpoints	• PFS (defined as time to earliest to occur of: >20% decline in FEV1 or death from respiratory failure), 6MWD @ 48 wks vs baseline, Δ FEV1/FVC @ 48 wks, SGRQ-C, mTOR pathway activation via BAL
Status*	• Enrollment completed January 2026. An interim safety review was conducted in February 2026. Five of 19 subjects enrolled in the ongoing blinded study experienced a decline** in FEV1 >10% at that time. Dosing continues.

Trial Fully Enrolled, Data Anticipated 1Q 2027

* The interim clinical data presented herein are derived from an ongoing blinded study. Because the study remains blinded, the Company is unable to determine which patients received LAM-001 versus placebo. These interim data are preliminary, should be interpreted with caution, and are not indicative of the final results of the study. No conclusions regarding the efficacy or safety of LAM-001 should be drawn from these interim results. The actual results following unblinding may differ materially from the interim data presented herein.

** As measured in two consecutive visits

FEV1 = Forced Expiratory Volume in 1 Second, PFS = Progression Free Survival, FVC = Forced Vital Capacity, SGRQ-C = St. George's Respiratory Quesionnaire, COPD, BAL = Bronchioalveolar Lavage

27

IP, Financial, & Milestones

Broad IP Strategy Supporting LAM-001 Exclusivity

FDA Orange Book Affords Protection for 3 Types of Patents

Composition Claims | Method Claims

Drug Substance (DS)	Drug Product (DP)	Method of Treatment (MoT)
Particle size	Formulation	Use of composition
Additional pending	Delivery	Defined dosing regimens
	Dosage	Specific indications

9 Issued US Patents – Expected Exclusivity Into 2035

- Pharmaceutical compositions on DPI formulation
- Methods of treating PH and chronic lung disease

Pending Applications – Expected Exclusivity Into 2047

Multifaceted IP and Exclusivity Strategy

- Broad claims in all 3 categories
  - Drug substance, drug product, and method
- Multiple patents expected to be Orange Book-listable
- Orphan Drug Exclusivity in addition to patents
  - 7 years US / 10 years EU
- Device exclusivity for the use of rapamycin in the RS01 dry powder inhaler device

Oversubscribed $115 M Financing Led by Well-Capitalized with Funding from Leading Healthcare Investors May 2026 Financing Including

Anticipated Milestones 1Q27 LAM-001 BOS Phase 2 Data 1Q28 LAM-001 PH-ILD Phase 2b Data 4Q28 LAM-001 SAPH Phase 2 Data May ‘26 LAM-001 PH Phase 2a Data (Oral Presentation at ATS) ü

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